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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 24, 2004
                              (SEPTEMBER 24, 2004)


                          MISSION RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-09498                 76-0437769
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


    1331 LAMAR, SUITE 1455, HOUSTON, TEXAS                  77010-3039
   (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (713) 495-3000


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

         On September 24, 2004, Mission Resources Corporation (the "Company") issued a press release announcing that it has filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission. The press release is filed as an exhibit to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (a) Financial statements of businesses acquired.

         None

(b) Pro forma financial information.

         None

(c) Exhibits.

         99.1     Press Release.



                            [SIGNATURE PAGE FOLLOWS]
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MISSION RESOURCES CORPORATION

Date September 24, 2004
                                                    /s/ Ann Kaesermann
                                              ----------------------------------
                                                      Ann Kaesermann
                                              Vice President Accounting and
                                                  Investor Relations, CAO

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press Release.